SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 12, 2008

Great-West Life & Annuity Insurance Company

(Exact name of registrant as specified in its charter)

Colorado	333-01173	84-0467907
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8515 East Orchard Road, Greenwood Village, Colorado	80111
(Address of principal executive offices	(Zip Code)

(303) 737-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.05	AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

On February 12, 2008, the Registrant’s Board of Directors approved a revised Code of Business Conduct and Ethics, (the “Code”), applicable to all employees, directors, and officers, including the Registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

The updated Code clarifies, amends or adds certain provisions, including provisions relating to the applicability of the Code to third parties, conflict of interest matters and financial and corporate information disclosure business practices and procedures.

A copy of the Code is available upon written request as provided in the Registrant’s most recently filed Form 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2008

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By: /s/ Richard G. Schultz

Name: Richard G. Schultz

Title: Chief Legal Officer, Corporate and Secretary